UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2011 (May 18, 2011)

AmREIT, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-53841	20-8857707
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Greenway Plaza, Suite 1000 Houston, Texas		77046
(Address of Principal Executive Offices)		(Zip Code)

(713) 850-1400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

AmREIT, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”) on May 18, 2011.  The Company’s stockholders approved each of the proposals presented at the Annual Meeting, which are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A that was filed with the Securities and Exchange Commission on April 12, 2011. Holders of 11,921,408 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting.

The following are the voting results of each matter submitted to the Company’s stockholders at the Annual Meeting:

•          Proposal 1:  To elect seven directors to serve until their successors are duly elected and qualified.

Director	For	Withheld
H. Kerr Taylor	11,208,577	712,831
Robert S. Cartwright, Jr.	11,206,533	714,875
Philip Taggart	11,211,560	709,848
H. L. “Hank” Rush, Jr.	11,200,497	720,911
Mack D. Pridgen III	11,219,303	702,105
Brent M. Longnecker	11,216,996	704,412
Scot J. Luther	11,214,447	706,961

No broker non-votes were cast in the election of directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmREIT, INC.

Date: May 24, 2011	By:	/s/ Chad C. Braun
Chad C. Braun Executive Vice President and Chief Financial Officer